                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    November 19, 1996
                                                 ----------------------------


                         Commission File Number 0-11688


                          AMERICAN ECOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                                          95-3889638
------------------------------                     -----------------------------
(State or other jurisdiction                              (I.R.S. Employer
incorporation or organization)                         Identification Number)


  805 W. Idaho, Suite 200
        Boise, Idaho                                        83702-1779
------------------------------                     -----------------------------
   (Address of principle                                     (Zip Code)
     executive offices)

                                 (208) 331-8400
              ---------------------------------------------------
              (Registrants telephone number, including area code)

Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing
requirements for the past 90 days.     YES [X]    NO [ ]

AMERICAN ECOLOGY CORPORATION                                           FORM 8-K

SEC File Number 00-11688



Item 4. Changes in Registrant's Certifying Accountant

On November 19, 1996, the Board of Directors of American Ecology Corporation, a Delaware corporation (the Company), approved and accepted the recommendation of the Audit Committee and management to appoint Balukoff, Lindstrom & Co., P.A. as its independent accountants to audit the Company's financial statements. On the same date, the Board of Directors of the Company approved and accepted the recommendation of the Audit Committee and management not to engage Arthur Andersen, LLP (AALLP), who served as the Company's independent auditors since 1992.

The Company relocated its corporate headquarters from Houston, Texas to Boise, Idaho beginning April 1996. Due to changes from the relocation, the Company selected the Boise based Balukoff, Lindstrom & Co., P.A. as its independent accountants. An engagement letter with Balukoff, Lindstrom & Co. was signed November 25, 1996.

During the two most recent fiscal years ended, AALLP issued opinions for the financial statements. For the year ending December 31, 1994, AALLP issued a modified opinion which included an emphasis paragraph referring to the terms of the banking credit agreement. For the financial statements ending December 31, 1995, AALLP issued a modified opinion which included an uncertainty explanatory paragraph describing the substantial doubt concerning the Company's ability to continue as a going concern and other matters.

During the two most recent fiscal years ended December 31, 1995 and for the subsequent period ended November 19, 1996, there were no disagreements between the Company and AALLP, regarding any matter of accounting principle or practice, or financial statement disclosure, audit scope or procedure which if not resolved to the satisfaction of AALLP, would have caused AALLP to make reference to the subject matter of any disagreement in connection with their report.

During the Company's two fiscal years ended December 31, 1995 and each subsequent interim period preceding the engagement of Balukoff, Lindstrom & Co., P.A., the Company did not consult with Balukoff, Lindstrom & Co., P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statement, or (ii) any matter that was either the subject of a disagreement or a reportable event relocating to AALLP.

The Company has authorized its former accountant, AALLP, to respond fully to the inquiries of the successor accountant concerning any matter related to its service as independent accountants to the Company.

AMERICAN ECOLOGY CORPORATION                                          FORM 8-K

SEC File Number 00-11688



Item 7. Financial Statements and Exhibits

Exhibit 1   Letter from Arthur Andersen, LLP

AMERICAN ECOLOGY CORPORATION                                       FROM 8-K


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        American Ecology Corporation


Dated November 25, 1996                 By: /s/ JACK K. LEMLEY
                                            ---------------------------
                                            Jack K. Lemley
                                            Chairman and Chief Executive Officer

                               INDEX TO EXHIBITS


EXHIBIT                    DESCRIPTION
-------                    -----------
   1               Letter From Arthur Andersen, LLP